AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 21, 2007 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2007, AS SUPPLEMENTED

This Supplement updates the above referenced Prospectus and Statement of Additional Information of AXA Enterprise Funds Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus or Statement of Additional Information and retain it for future reference.

The purpose of this Supplement is to update information regarding the exchange features and the Investment Manager of the Trust.

Information Regarding Fund Services

Effective September 21, 2007, shares of the AXA Enterprise Global Financial Services Fund or AXA Enterprise Socially Responsible Fund, each of which is a series of the Trust, may be exchanged for the same class of shares of the AXA Enterprise Mergers and Acquisitions Fund of The 787 Fund, Inc. or the AXA Enterprise Growth Fund of The Enterprise Group of Funds, Inc.

Information Regarding an Upcoming Change of the Investment Manager

Effective October 1, 2007, the Investment Manager of the Trust will be Enterprise Capital Management, Inc. (“ECM”), which is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. ECM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. All references to AXA Equitable Life Insurance Company, as the Investment Manager of the Trust, are hereby replaced with ECM.